SCHEDULE 14A INFORMATION REQUIRED
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12


                                 CNE GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies: N/A
                                                                     ---
2)   Aggregate number of securities to which transaction applies: N/A
                                                                  ---
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A
     ---

4)   Proposed maximum aggregate value of transaction: N/A
                                                      ---
5)   Total fee paid: N/A
                     ---
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                 CNE GROUP, INC.
                         200 WEST 57TH STREET, SUITE 507
                               NEW YORK, NY 10019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, DECEMBER 18, 2003

The Annual Meeting of Stockholders of CNE Group, Inc. (the "Company") will be held at 200 West 57th Street, Suite 800, New York, New York 10019, on Thursday, December 18, 2003 at 10:00 a.m. for the following purposes:

      1.    To elect:

            a.    Two (2) Directors to serve for a term of three (3) years,

            b.    Two (2) Directors to serve for a term of two (2) years, and

            c.    Three (3) Directors to serve for a term of one (1) year;

      2.    To approve and adopt the 2003 Stock Incentive Plan, as amended;

      3.    To ratify the selection of independent public accountants for 2003;
            and

      4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 3, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOU PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU DESIRE.

By Order of the Board of Directors

Anthony S. Conigliaro
Secretary

New York, New York
November 18, 2003

                                 CNE GROUP, INC.
                         200 WEST 57TH STREET, SUITE 507
                               NEW YORK, NY 10019

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CNE Group, Inc., a Delaware corporation (the "Company"), of proxies for use in voting at the Annual Meeting of Stockholders to be held at 200 West 57th Street, Suite 800, New York, New York 10019, on Thursday, December 18, 2003 at 10:00 a.m. and any adjournment or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy will be mailed to stockholders is November 18, 2003. The Company's Form 10-KSB (without exhibits) for the fiscal year ending December 31, 2002, including financial statements, is being mailed to stockholders along with this Proxy Statement. The shares represented by the proxies received, properly dated and executed and not revoked, will be voted at the Annual Meeting. A proxy may be revoked in writing at any time before it is exercised by filing with the Secretary of the Company at its principal office, 200 West 57th Street, Suite 507, New York, New York 10019, an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and election to vote in person.

      On the matters coming before the Annual Meeting, shares for which proxies are received will be voted in accordance with choices specified by the stockholders by means of the ballot on the proxy. If no choice is specified, each share will be voted FOR the election of the seven (7) nominees for Director listed in this Proxy Statement and FOR approval of Proposal No. 2 and Proposal No. 3 described in the attached notice and in this Proxy Statement.

      The close of business on November 3, 2003 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the close of business on such date, the Company had 8,890,920 shares of Common Stock, $0.00001 par value, outstanding.

      A majority of the outstanding shares of Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum is not present, in person or by proxy, the meeting may be adjourned from time to time until a quorum is obtained. Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

      The two nominees for a term of three years; the two nominees for a term of two years; and the three nominees for a term of one year receiving the highest number of votes cast by the holders of common stock represented and voting at the meeting will be elected as the Company's directors for their respective terms and will constitute the entire board of directors of the Company.

The affirmative vote of at least a majority of the shares represented and voting at the annual meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2 and Proposal No. 3.

      The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, facsimile, e-mail or telegraph. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse those persons for their reasonable expenses in forwarding solicitation material to such beneficial owners.

      If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal (other than the election of directors).

      Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

                            PROPOSALS TO STOCKHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Seven Directors whose terms expire at the Annual Meeting have been nominated for election, or reelection as the case may be, for various terms. Charles W. Currie and Michael J. Gutowski have each been nominated for a term of three years; Larry M. Reid and Joseph G. Anastasi have each been nominated for a two-year term; and George W. Benoit, David W. Dube and Carol L. Gutowski have each been nominated for a one-year term. The basis for our staggered Board is Article II, Section 2.2 of our By Laws.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES AND IT IS INTENDED THAT THE PROXIES RECEIVED WILL BE VOTED "FOR" THESE NOMINEES UNLESS OTHERWISE PROVIDED THEREIN. THE BOARD KNOWS OF NO REASON WHY ANY OF THESE NOMINEES WILL BE UNABLE TO SERVE, BUT, IN SUCH EVENT, THE PROXIES RECEIVED WILL BE VOTED FOR SUCH SUBSTITUTE NOMINEE AS THE BOARD MAY RECOMMEND.

Directors and Executive Officers

      There are no family relationships among any of the Directors or executive officers of the Company, other than Carol L. Gutowski and Michael J. Gutowski, who are wife and husband. Mr. Gutowski is a director of the Company and its President and Chief Operating Officer and Mrs. Gutowski is a director of the Company and President and a director of SRC Technologies, Inc. ("SRC") and Connectivity, Inc. ("Connectivity"), subsidiaries of the Company.

      The Company does not pay Directors who are employees of the Company any fees for serving as Directors, but reimburses them for their out-of-pocket expenses in connection with such duties. Effective October 1, 2003 the Company agreed to pay Directors who are not employees of the Company a monthly retainer of $2,000, plus expenses incurred for attending meetings of the Board, Annual Stockholders Meetings, and for each meeting of a committee of the Board not held in conjunction with a Board meeting.

NOMINEES FOR DIRECTOR

For a Term of Three Years

      CHARLES W. CURRIE, 60, has been a director of the Company since 1986. Mr. Currie is a partner of First American Fund Services, Inc., a company that has been providing marketing services to investment managers, since October 2002. Mr. Currie was a partner with Asset Management Services LLC from August 1996 through September 2002.

      MICHAEL J. GUTOWSKI, 45, has been a director of the Company since April 2003, as well as its President and Chief Operating Officer. He is also Chief Executive Officer and director of SRC, Connectivity, Econo-Comm, Inc. ("Econo-Comm") and U.S. Commlink, Ltd. ("US Commlink"), subsidiaries of the Company. He is also Chairman of the Board of Directors of Connectivity and US Commlink. Mr. Gutowski began his wireless career in 1984 as a territory representative with the Air-Signal Division of MCI Communications. This division was sold to McCaw Communications in 1985. Mr. Gutowski remained with McCaw Communications as a sales manager until 1993 when he left to work at American Mobile Systems as an indirect distribution manager. In 1994, American Mobile Systems was purchased by Nextel Communications. For Nextel, Mr. Gutowski contracted and managed over 120 indirect sales locations in North Carolina, South Carolina and Florida. Mr. Gutowski stayed at

Nextel until 1999 when he left to start Connectivity. Connectivity was acquired by SRC in May of 2003.

For a Term of Two Years

      JOSEPH G. ANASTASI, 66, has been a director of the Company. since September 1986. Since 1960, Mr. Anastasi has been the owner and president of Montgomery Realty Company, Inc., a firm specializing in commercial sales, development consulting and property management.

      LARRY M. REID, 58, has been a director of the Company since April 2003, as well as its Executive Vice President. Mr. Reid is the co-founder of SRC and continues to serve as a director and its Vice President and Chief Operating Officer. He is also a director and the Treasurer of both Connectivity and US Commlink, and a director and Chief Operating Officer of Econo-Comm. Prior thereto, from September 1999 to January 2002 he was President and Chief Executive Officer of CNE Communications, Inc., a diversified communications company he founded that provided consulting and management services, private equity management, and digital content and data aggregation services located in Stuart, Florida. CNE Communications ceased operations in January 2002 when Mr. Reid joined Connectivity. From December 1997 to September 1999, Mr. Reid was an independent financial consultant. In 1991, Mr. Reid co-founded and became Chief Financial Officer of Ocurest Laboratories, Inc., a distributor of ophthalmic solutions located in Palm Beach Gardens, Florida. Mr. Reid left Ocurest in December 1997, after its operations were licensed to another ophthalmic drug company.

For a Term of One Year

      GEORGE W. BENOIT, 67, has been the Chief Executive Officer and a director of the Company since 1971 and its Chairman of the Board since 1972. He is also Chairman of the Board of Directors of SRC and Econo-Comm.

      DAVID W. DUBE, 47, has been a director of the Company since June 1996. Mr. Dube is President of Peak Capital Corporation, a corporate finance and management advisory firm, and Peak Securities Corporation, a registered broker-dealer. Mr. Dube was Senior Vice President and Chief Financial Officer of FAB Capital Corp., a merchant banking and securities investment firm, and served in various other capacities with this company from 1997 through October 1999. From 1996 to 1997 he was President and Chief Executive Officer of Optimax Industries, Inc., a company that engaged in the horticultural, decorative giftware and truck parts accessories industries. Mr. Dube serves on the Board of Directors of publicly-traded GlycoGenesys, Inc. and New World Wine Group, Ltd.

      CAROL L. GUTOWSKI, 45, has been a director of the Company since April 2003. Mrs. Gutowski was a human resource manager for Allied Bendix Aerospace from 1980 until 1994. In 1994 she left the business world to be at home with her children until 1999 when she joined Mr. Gutowski in the formation of Connectivity. She is currently President and a director of both Connectivity and SRC.

                 INFORMATION CONCERNING COMMITTEES OF THE BOARD

      The Company's By-Laws provide for an Executive Committee consisting of the Chairman of the Board and not less than two other Directors to exercise the powers of the Board during the intervals between meetings of the Board. During 2002, the Executive Committee consisting of George W. Benoit, Kevin J. Benoit and David W. Dube had five meetings. Since April 2003, members of the Executive Committee are Messrs. G. Benoit, Gutowski, Reid and Dube.

      The Board also has an Audit Committee that, in 2002, consisted of four outside Directors. This committee discusses audit and financial reporting matters with both management and the Company's independent certified public accountants. To ensure independence, the independent certified public accountants may meet with the Audit Committee with or without the presence of management representatives. During 2002, the Audit Committee, consisting of Joseph J. Anastasi, Charles W. Currie, David W. Dube and James J. Murtha, had four meetings. Since April 2003, the members of the Audit Committee have been Messrs. Dube, Anastasi and Currie. Each of these committee members is an Independent Director as that term is defined by the AMEX. In addition, Mr. Dube is a financial expert as defined in Securities and Exchange Commission rules. The Company believes that each of the Committee members is independent of management and free of any relationship that would interfere with his exercise of independent judgment as a member of this committee.

      The principal function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in monitoring the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company's auditors.

      The Board also has a Compensation Committee for the purpose of reviewing the compensation of officers and employees of the Company and making recommendations to the Board with respect thereto. During 2002, the Compensation Committee, consisting of Messrs. G. Benoit, K. Benoit, Currie and Dube, had two meetings. Since April 2003, the members of the Compensation Committee have been Messrs. G. Benoit, Gutowski, Reid and Dube.

      The Board also has a Nominating Committee to propose nominees for election to the Board. During 2002, the Nominating Committee, consisting of Messrs. K. Benoit, Anastasi, Murtha and Currie, had one meeting. The Nominating Committee will consider suggestions for potential nominees submitted by stockholders if mailed to the Chairman of the Board. Since April 2003, the members of the Nominating Committee have been Messrs. G. Benoit, Gutowski, Reid and Dube.

      The Board also has an Incentive Compensation Committee for the purpose of administering and making incentive compensation awards under the Company's Incentive Compensation Plans. During 2002, the Incentive Compensation Committee, consisting of Messrs. Anastasi, Murtha, Currie, and Dube, had two meetings. Since April 2003, the members of the Incentive Compensation Committee have been Messrs. Dube, Anastasi and Currie.

      During 2002 each Director attended at least 75% of the aggregate of the total number of Board meetings and meetings of all committees of the Board on which he served, except for Mr. Murtha.

Audit Committee Report

      The Audit Committee of the Board of Directors is currently composed of three independent directors and operates under a written charter prepared and adopted by the Board of Directors. The Audit Committee recommends to the Board of Directors, subject to stockholders' ratification, the selection of the Company's independent accountants.

      Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and for expressing an opinion on the conformity of the financial statements to accounting principles generally accepted in the United States of America. The Audit Committee's responsibility, as the representative of the Board of Directors, is to monitor and oversee the processes.

      In this context, the Audit Committee met and held discussions with management and Eisner LLP, the Company's former auditors. Management represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with accounting principles generally accepted within the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and Eisner LLP. In addition, the Committee has discussed with Eisner LLP the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees. The Audit Committee also has received the written disclosures and letter from Eisner LLP required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and has discussed with Eisner LLP its independence from the Company.

      Based on reviews, discussions and other matters referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

      This report is submitted by the Audit Committee of the Company's Board of Directors, David W. Dube, Chairman.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

The following sets forth biographical information about the Company's executive officers who are not nominees for directorships. For biographical information concerning George W. Benoit, Michael J. Gutowski, Larry M. Reid and Carol L. Gutowski see "Nominees For Director" above.

      ANTHONY S. CONIGLIARO, 53, has been the Vice President and Chief Financial Officer of the Company since March 1999. He is also Chief Financial Officer of SRC, Connectivity, Econo-Comm and US Commlink. From 1996 to 1999, Mr. Conigliaro was Executive Vice President and Chief Financial/Operating Officer of InterJet Online Services, Inc., New York, a company that developed an aviation "portal" website. Mr. Conigliaro is a certified public accountant.

      THOMAS L. SULLIVAN, 48, has been the President and a director of Econo-Comm since its acquisition by the Company in April 2003. He co-founded Econo-Comm in 1984 and served as its Vice President from its inception. Mr. Sullivan has more than 25 years experience in the communications industry.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We have employment agreements with our executive officers and have granted stock options and warrants to purchase common stock to our officers and directors. These employment agreements and grants are discussed under the headings "Compensation of Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" below.

      On May 1, 2003, the Company's subsidiary, SRC, entered into a two-year lease with T&G 16th Street Property, relating to its office and manufacturing premises located in Lauderhill, FL, at a monthly rental of $5,830. The lease contains one, one-year renewal option at the current annual rental rate. SRC's primary obligations pursuant to the lease agreement are the payment of rent and its incurred utility costs. Thomas Sullivan and Gary Eichsteadt, an officer and director and an employee of Econo-Comm, Inc. (a subsidiary of SRC), respectively, are the principals of T&G 16th Street Property.

      There are no material proceedings to which any officer, director or affiliate, or any associate thereof is a party adverse to the Company or has a material interest adverse to the Company.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports with the Securities and Exchange Commission reflecting their initial position of ownership on Form 3 and changes in ownership on Form 4 or Form 5.

      Based solely on a review of the copies of such forms received by the Company, the Company believes that, during the fiscal year ended December 31, 2002, its officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements on a timely basis.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth all compensation awarded to, earned by or paid to, our Chief Executive Officer and our most highly compensated executive officers. In 2002, annual salaries of such individuals did not exceed $100,000. The following table represents annual compensation for all services rendered in all capacities to us by highly compensated individuals during 2002, 2001 and 2000.

                           Summary Compensation Table
                           --------------------------
     Name and Principal                                            All Other
          Position                Year      Salary     Bonus    Compensation (1)
          --------                ----      ------     -----    ----------------

George W. Benoit, President,      2002
Chief Executive Officer and       2001     $160,000                 $ 3,212
Chairman                          2000     $155,626                 $35,807

Anthony S. Conigliaro, Vice       2002
President and Chief Financial     2001     $110,000
Officer                           2000     $100,000

----------
(1) Represents the Company's share of insurance premium on Split Dollar Life Insurance Agreement which was cancelled in 2001.

      Executive compensation can vary widely from year to year. The Company may pay discretionary bonuses to its salaried employees. Bonuses are determined by the Compensation Committee of the Board of Directors. There were no bonuses in 2002.

      The Company has three-year employment agreements, commencing April 2003, with each of its executive officers. These agreements provide for annual salaries as follows:

        Executive Officers                            Annual Salary
        ------------------                            -------------
      George W. Benoit                                  $ 150,000
      Michael J. Gutowski                               $ 150,000
      Larry M. Reid                                     $ 120,000
      Anthony S. Conigliaro                             $ 110,000
      Carol L. Gutowski                                 $ 100,000
      Thomas L. Sullivan                                $ 100,000

                         COMPENSATION PURSUANT TO PLANS

      401(k) Cash or Deferred Compensation Plan. CareerEngine Network, Inc. ("CareerEngine"), a subsidiary of the Company, maintains a tax-qualified 401(k) cash or deferred compensation plan that covers all employees who have completed three months of service and attained age 21. Participants are permitted, within the limitations imposed by the Internal Revenue Code, to make pre-tax contributions to the plan pursuant to salary reduction agreements. CareerEngine may, in its discretion on an annual basis, make additional contributions. The contributions of the participants and those of CareerEngine are held in separate accounts. Participants are always fully vested in both accounts.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth, at November 4, 2003, the shares of our common stock owned beneficially; by each of our current directors; by all of our current directors and executive officers as a group; and by persons known to us to own, beneficially, more than five percent of the outstanding shares of our common stock:

                                                                  Percent of Aggregate
                                                                    Voting Power and
        Name of                         Common Stock                  Outstanding
  Beneficial Owner (1)              Beneficially Owned (2)          Equity Owned (3)
  --------------------              ----------------------        --------------------

Grace C. Lindblom                   2,366,783 (13)                       23.83

George W. Benoit                    2,234,120 (4)(7)(9)(10)(15)          23.42

Maureen Benoit                      2,499,480 (9)(14)                    21.94

Barry W. Blank                        884,400 (8)                         9.69

Michael J. Gutowski                   775,000 (16)(11)                    8.02

Kevin J. Benoit                       636,290 (5)(7)(10)(12)              6.92

Anthony S. Conigliaro                 510,290 (12)(17)                    5.43

Carol L. Gutowski                     475,000 (11)(19)                    5.07

Larry M. Reid                         446,414 (17)                        4.86

Charles W. Currie                     271,780 (6)                         3.06

David W. Dube                          79,000 (18)                           *

Joseph G. Anastasi                      2,200                                *

Thomas L. Sullivan                         --                                *

All Directors and Executive
Officers as a group (8 persons)     4,843,804                            40.63

*     Owns less than one (1%) percent.

(1) The address of all the beneficial owners except Mr. Blank and Ms. Lindblom, is CNE Group, Inc., Inc., Suite 507, 200 West 57th Street, New York, New York 10019 Mr. Blank's address is P.O. Box 32056, Phoenix, Arizona 85064 and Ms. Lindblom's address is 1412 W. Colonial Drive, Orlando, FL 32804.

(2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this Proxy upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this Proxy have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, to the knowledge of the Company each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(3) All percentages of beneficial ownership are calculated based the number of shares outstanding as of November 4, 2003. On such date we had 8,890,920 shares of common stock issued (or awaiting issuance) and outstanding.

(4)   Includes 90,700 shares of common stock held in Mr. Benoit's 401K Plan.

(5) Includes (a) 31,000 shares of common stock held in the Kevin J. Benoit 1998 Family Trust, of which Mr. Benoit is the Trustee; and (b) 35,300 shares of common stock held in Mr. Benoit's Individual Retirement Account.

(6)   Includes (a) 200 shares of common stock owned by Mr. Currie's wife; and
      (b) 9,900 shares of common stock held in Mr. Currie's Individual Retirement Account.

(7) Includes 50,000 shares of common stock that each of these individuals can acquire by exercising warrants issued to each of them upon the conversion of debentures of a subsidiary of the Company.

(8) Includes 150,000 shares of common stock that Mr. Blank can acquire by exercising warrants issued to him upon the conversion of debentures of a subsidiary of the Company. Also includes 84,000 shares that Mr. Blank can acquire by exercising warrants issuable upon exercise of placement agent warrants granted to him.

(9)   George W. Benoit and Maureen Benoit are husband and wife.

(10)  George W. Benoit is the father of Kevin J. Benoit.

(11)  Michael J. Gutowski and Carol L. Gutowski are husband and wife.

(12) Includes 208,290 shares of common stock that Mr. Conigliaro can acquire by exercising warrants issued to him in conjunction with his purchase of the Company's 10% Promissory Notes.

(13) Includes 1,041,450 shares of common stock that Ms. Lindblom can acquire by exercising warrants issued to her in conjunction with her purchase of the Company's 10% Promissory Notes.

(14) Consists of 2,499,480 shares of common stock that Mrs. Benoit can acquire by exercising of warrants issued in conjunction with her purchase of the Company's 10% Promissory Notes.

(15) Includes 600,000 shares of common stock that Mr. Benoit can acquire by exercising incentive stock options issued pursuant to the Company's 2003 Stock Incentive Plan.

(16) Consists of 775,000 shares of common stock that Mr. Gutowski can acquire by exercising incentive stock options issued to him pursuant to the Company's 2003 Stock Incentive Plan.

(17) Includes 300,000 shares of common stock that each of these individuals can acquire by exercising incentive stock options issued to each of them pursuant to the Company's 2003 Stock Incentive Plan.

(18) Includes 75,000 shares of common stock that Mr. Dube can acquire by exercising non-qualified stock options issued pursuant to the Company's 2003 Stock Incentive Plan.

(19) Consists of 475,000 shares of common stock that Mrs. Gutowski can acquire by exercising incentive stock options issued to her pursuant to the Company's 2003 Stock Incentive Plan.

                                 PROPOSAL NO. 2

                      ADOPTION OF 2003 STOCK INCENTIVE PLAN
                                  (as amended)

SUMMARY OF THE 2003 STOCK INCENTIVE PLAN

      On April 30, 2003, the Board adopted the 2003 Stock Incentive Plan, which was amended by the Board on November 4, 2003 (the "2003 Plan"), that provides, among other things, for incentive and non-qualified stock options to purchase 5,000,000 shares of Common Stock. The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors, advisors and consultants and to motivate them to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest that such employees, directors, advisors and consultants will have in the welfare of the Company as a result of their proprietary interest in the Company's success. The 2003 Plan will be administered by the Incentive Compensation Committee of the Board.

      The following summary of the 2003 Plan is qualified in its entirety by reference to the complete text of the 2003 Plan which is attached to the Proxy Statement as Appendix A.

TERMS OF OPTIONS

      The 2003 Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options granted to employees must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of the Company's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of a grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board may determine at the time it grants options.

FEDERAL INCOME TAX CONSEQUENCES

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the employee. In general, the exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price.

      Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-tern capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

      The Company will be entitled (provided applicable withholding requirements are met) to a deduction for federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the Company or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option or within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

ELIGIBILITY

      Under the 2003 Plan, incentive stock options may be granted only to officers and employees and non-qualified stock options may be granted to officers, employees as well as directors, independent contractors and agents.

      In April and November 2003, the Incentive Compensation Committee of the Board authorized the grant of 2,750,000 incentive stock options to six officers and 187,500 incentive stock options to an employee of the Company. In addition, the Board of Directors of the Company authorized the grant of 825,000 non-qualified stock options to various advisors to and independent contractors of the Company. Both of these actions are subject to ratification of the 2003 Plan by a majority of the shareholders of the Company.

GENERAL

      The 2003 Stock Incentive Plan was effective on April 30, 2003, the date it was approved by the Board, and was amended by the Board on November 4, 2003, both such actions being subject to the approval of the 2003 Plan by the holders of a majority of the shares of the Company entitled to vote at the Annual Meeting, and shall continue until terminated or suspended by the Board. The 2003 Plan may be amended, terminated or modified by the Board at any time, except that the Board may not, without approval by a vote of the stockholders of the Company (i) increase the maximum number of shares for which options may be granted under the 2003 Plan, (ii) change the persons eligible to participate in the 2003 Plan, or (iii) materially increase the benefits accruing to participants under the 2003 Plan. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.

      The Company believes that the 2003 Plan should be approved so that shares of Common Stock are available for grant to key employees, officers and directors as well as independent contractors and agents upon whose performance and contribution the long-term success and growth of the Company is dependent.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE 2003 STOCK INCENTIVE PLAN, AS AMENDED, AND, UNLESS A

STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                                 PROPOSAL NO. 3

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

      On July 3, 2003, the Audit Committee of the Board of Directors engaged Rosen Seymour Shapss Martin & Company LLP ("RSSM"), whose business address is 757 Third Avenue, New York, NY 10017, as independent public accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year 2003 and to review the quarterly interim periods commencing June 30, 2003. This selection is being presented to the stockholders for their ratification at the Annual Meeting.

      The Company had not consulted with RSSM prior to RSSM's retention on any matter regarding either (a) the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements, or (b) any other matter that was either the subject of any disagreement between us and our former auditor or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933).

      The firm of Eisner LLP audited the Company's financial statements for the fiscal years 1987 through 2002. On June 30, 2003, the Company terminated Eisner LLP as independent public accountants. The reports of Eisner LLP on the Company's consolidated financial statements at December 31, 2002 and December 31, 2001 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion; however, Eisner LLP's reports for the years ended December 31, 2002 and December 31, 2001 contained an explanatory paragraph due to uncertainty regarding the Company's ability to continue as a going concern. This uncertainty was also disclosed in the Company's condensed consolidated financial statements for the interim periods ended March 31, 2003 and June 30, 2003.

      During the Company's two most recent fiscal years ended December 31, 2002 and any subsequent interim period preceding Eisner LLP's termination there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner LLP would have caused them to make reference thereto in their report on the Company's financial statements. In addition, during the Company's two most recent fiscal years ended December 31, 2002 and any subsequent interim period preceding Eisner LLP's resignation there were no "reportable events" as defined in Item 304(a)(2)(i) and (ii) of Regulation SX.

      In addition, Eisner LLP did not review any interim condensed financial statements for any period subsequent to March 31, 2003. Information included in
Item 5 - Other Information of Part II of the March 31, 2003 Form 10-Q regarding the Company's pro-forma balance sheet as of March 31, 2003 was not examined or reviewed by Eisner LLP.

      All audit and professional services provided by Eisner LLP were approved by the Audit Committee. The total fees billed by Eisner LLP were approximately $123,500 in 2001 and

$134,800 in 2002. The fees for work in 2001 and 2002 are summarized below in terms of audit work and other work. Eisner LLP did not perform any tax work for the company in 2001 or 2002.

            Audit Fees - The aggregate fees billed by Eisner LLP for professional services rendered for the audit of the Company's financial statements for the year ending December 31, 2001 and 2002 were approximately $98,500 in 2001 and $85,000 in 2002. These fees included review of the Company's quarterly filings with the SEC.

            Other Fees - The aggregate fees billed by Eisner LLP for other fees were approximately $25,000 in 2001 and $31,200 in 2002. These fees reflect Eisner LLP's work relating to a re-creation of records assignment that was required due to the catastrophe of September 11, 2001 and consequential destruction of the Company's offices and records which were located at the World Trade Center in New York City.

      The Board of Directors considers RSSM to be well qualified to serve as the independent public accountants of the Company. If, however, the stockholders do not ratify the appointment of RSSM, the Board of Directors may, but is not required to, reconsider the appointment. It is anticipated that a representative of RSSM will be present at the Annual Meeting and will be available to respond to appropriate questions. A representative of Eisner LLP will not be present.

      Ratification of the selection of Rosen Seymour Shapss Martin & Company LLP as independent public accountants will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SUCH RATIFICATION AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                                  OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

      Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the 2004 Annual Meeting of Stockholders must be received by the Company's Secretary, at the Company's offices located at 200 West 57th Street, Suite 507, New York, New York 10019 no later than February 1, 2004. The date of our 2004 Annual Meeting is anticipated to be June 3, 2004. If you want to present business at our 2004 Annual Meeting outside of the stockholder proposal rules of Rule 14a-8 of the Exchange Act, the Secretary must also receive notice of your proposal by February 1, 2004, but not before December 31, 2003, and you must be a stockholder of record on the date notice to stockholders is mailed and on the record date for determining stockholders entitled to notice of the meeting and to vote.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors

Anthony S. Conigliaro
Secretary

                                                                      Appendix A

                                 CNE GROUP, INC.

                            2003 STOCK INCENTIVE PLAN
                          (as amended November 4, 2003)

1.    Purpose of the Plan

      The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors, advisors and consultants and to motivate such employees, directors, advisors and consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such employees, directors, advisors and consultants will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2. Definitions

      The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

      (a) "Act" means The Securities Exchange Act of 1934, as amended, or any successor thereto.

      (b) "Affiliate" means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Board in which the Company or an Affiliate has a direct or indirect equity interest of at least twenty percent (20%), measured by reference to vote or value.

      (c) "Award" means an Option, Stock Appreciation Right, Restricted Stock or Other Stock-Based Award granted pursuant to the Plan.

      (d)   "Board" means the Board of Directors of the Company.

      (e) "Change in Control" means the occurrence of any of the following events:

                  (i) any "Person" within the meaning of Section 13(d)(3) or
            14(d)(2) of the Act (other than the Company or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the "Beneficial Owner" within the meaning of Rule 13d-3 promulgated under the Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an

                                                                      Appendix A

            employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

                  (ii) a change in the composition of the Board since the
            Effective Date, such that the individuals who, as of such date, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or Entity other than the Board shall not be deemed a member of the Incumbent Board;

                  (iii) a reorganization, recapitalization, merger or
            consolidation (a "Corporate Transaction") involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

                  (iv) the sale, transfer or other disposition of all or
            substantially all of the assets of the Company.

      (f) "Code" means The Internal Revenue Code of 1986, as amended, or any successor thereto.

      (g)   "Committee" means the Incentive Compensation Committee of the Board.

      (h)   "Company" means CNE Group, Inc., a Delaware corporation.

      (i)   "Effective Date" means the date the Board approves the Plan.

      (j) "Employment" means (i) a Participant's employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant's services as a consultant, if the Participant is a consultant to the Company or any of its Affiliates and (iii) a Participant's services as a non-employee director, if the Participant is a non-employee member of the Board or the board of directors of an Affiliate; provided, however, that unless otherwise determined by the Committee, a change in a Participant's status from employee to non-employee (other than a director of the Company or an Affiliate) shall constitute a termination of employment hereunder.

      (k) "Fair Market Value" means, on a given date, (i) if there should be a public market for the Shares on such date, the average of the high and low prices of the Shares on the exchange, or, if

                                                                      Appendix A

            the Shares are not listed or admitted on any national securities exchange, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted)(the "NASDAQ"), or, if no sale of Shares shall have been reported on the exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

      (l) "ISO" means an Option that is also an incentive stock option granted pursuant to Section 6(e). For purposes of determining the number of shares in the ISO Plan, all shares authorized to be issued under the Plan may be issued as ISOs.

      (m)   "Other Stock-Based Awards" means awards granted pursuant to Section
            9.

      (n)   "Option" means a stock option granted pursuant to Section 6.

      (o) "Option Price" means the price for which a Share can be purchased upon exercise of an Option, as determined pursuant to Section 6(a).

      (p) "Participant" means an employee, prospective employee, director, advisor or consultant of the Company or an Affiliate who is selected by the Committee to participate in the Plan.

      (q) "Performance-Based Awards" means certain Other Stock-Based Awards granted pursuant to Section 9(b).

      (r) "Plan" means the CNE Group, Inc. 2003 Stock Incentive Plan, as amended from time to time.

      (s)   "Restricted Stock" means any Share granted under Section 8.

      (t) "Shares" means shares of common stock of the Company, $.00001 par value per share.

      (u) "Stock Appreciation Right" means a stock appreciation right granted pursuant to Section 7.

      (v) "Subsidiary" means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.

3.    Shares Subject to the Plan

      The total number of Shares which may be issued under the Plan is 5,000,000, of which no more than 20% may be issued in the form of Restricted Stock or Other Stock-Based Awards payable in Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which

                                                                      Appendix A

are subject to Awards (or portions thereof) which terminate or lapse without the payment of consideration may be granted again under the Plan.

4.    Administration

      (a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code (or any successor section thereto), "outside directors" within the meaning thereof. In addition, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided, that such grants are consistent with guidelines established by the Committee from time to time.

      (b) The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

      (c) The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

      (d) The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery of Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

5.    Limitations

      (a) No Award may be granted under the Plan after the fifth anniversary of the meeting of shareholders of the Company at which the Plan is approved, but Awards granted prior to such fifth anniversary may extend beyond that date.

                                                                      Appendix A

      (b) No Option or Stock Appreciation Right, once granted hereunder, may be repriced.

      (c) With respect to any Awards granted to a Participant who is a non-employee member of the Board at the time of grant, such Awards shall be made pursuant to formulas established by the Board in advance of such grant. Any such Awards shall be made at the time such a Participant first becomes a member of the Board and, thereafter, on an annual basis at or following the annual meeting of stockholders. Such formulas may include any one or more of the following: (i) a fixed number of Options or Stock Appreciation Rights, (ii) a fixed number of Shares of Restricted Stock or a number of Shares of Restricted Stock determined by reference to a fixed dollar amount (calculated based on the Fair Market Value of a Share on the date of grant), and (iii) Other Stock-Based Awards determined either by reference to a fixed number of Shares or to a fixed dollar amount (calculated based on the Fair Market Value of a Share on the date of grant).

      (d) No award may be granted under the Plan which is not a "compensatory option" described in section 1.382-4(d)(7)(iii) of the Federal Income Tax Regulations.

6.    Terms and Conditions of Options

      Options granted under the Plan shall be, as determined by the Committee, nonqualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine, and as evidenced by the related Award agreement:

      (a) Option Price. The Option Price per Share shall be determined by the Committee, but in the case of an employee option shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted.

      (b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted, except as may be provided pursuant to Section 15.

      (c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, as designated by the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check);
            (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in such Shares or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver

                                                                      Appendix A

            promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

      (d) Deferral. In the sole discretion of the Committee, in accordance with procedures established by the Committee, the Participant may be permitted to defer the issuance of Shares deliverable upon the exercise of an Option for a specified period or until a specified date.

      (e) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of
            Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of an Option to qualify for any reason as an ISO.

      (f) Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

7.    Terms and Conditions of Stock Appreciation Rights

      (a) Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms

                                                                      Appendix A

            and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

      (b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided, however, that notwithstanding the foregoing in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

      (c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

8.    Restricted Stock

      (a) Grant. Subject to the provisions of the Plan, the Committee shall determine the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards; provided that not less than 95% of the Shares of Restricted Stock shall remain subject to forfeiture for at least three years after the date of grant, subject to earlier termination of such potential for forfeiture in whole or in part in the event of a Change in Control or the death, disability or other termination of the Participant's employment.

      (b) Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Certificates, or other evidence of ownership, issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. After the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates, or other evidence of ownership, to the Participant or the Participant's legal representative.

                                                                      Appendix A

      (c) Dividends. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

      (d) Performance-Based Grants. Notwithstanding anything to the contrary herein, certain Shares of Restricted Stock granted under this
            Section 8 may, at the discretion of the Committee, be granted in a manner which is intended to be deductible by the Company under
            Section 162(m) of the Code (or any successor section thereto). The restrictions applicable to such Restricted Stock shall lapse based wholly or partially on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the criteria set forth in Section 9(b) below. The Committee shall determine in its discretion whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify prior to the release of the restrictions on the Shares.

9.    Other Stock-Based Awards

      (a) Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). Notwithstanding any other provision, with respect to (i) Other Stock-Based Awards settled in Shares that are subject to time-based vesting, not less than 95% of such Other Stock Based Awards payable in Shares shall vest and become payable at least three years after the date of grant, subject to earlier vesting in whole or in part in the event of a Change in Control or the death, disability or other termination of the Participant's employment, and (ii) Other Stock-Based Awards settled in Shares that are subject to vesting upon the attainment of performance objectives, the minimum performance period shall be one year.

      (b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (or any successor section

                                                                      Appendix A

            thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period of not less than one year established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);
            (ii) net income; (iii) operating income; (iv) earnings per Share;
            (v) book value per Share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins;
            (xii) stock price; (xiii) market share; (xiv) revenues or sales;
            (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

10.   Adjustments Upon Certain Events

      Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

      (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards (including limits established for Restricted Stock or Other Stock-Based Awards) may be granted during a calendar year to any Participant, (iii) the Option Price or exercise price of any Stock Appreciation Right and/or (iv) any other affected terms of such Awards.

                                                                      Appendix A

      (b) Change in Control. In the event of a Change in Control after the Effective Date, absent a specific provision in the Award, the Committee may, but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award or (B) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights or (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (D) provide that for a period of at least 30 days prior to the Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

11.   No Right to Employment or Awards

      The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the Employment of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

12.   Successors and Assigns

      The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

13.   Nontransferability of Awards

      Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

14.   Amendments or Termination

      The Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the shareholders of the Company, if such action would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or increase the maximum number of Shares of Restricted Stock or Other Stock-Based Awards that may be awarded hereunder, or the maximum number of Shares for which

                                                                      Appendix A

Awards may be granted to any Participant, (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) to
Section 5(b), relating to repricing of Options or Stock Appreciation Rights, to permit such repricing; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

15.   International Participants

      With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

16.   Other Benefit Plans

      All Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.

17.   Choice of Law

      The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws, and except as otherwise provided in the pertinent Award agreement, any and all disputes between a Participant and the Company or any Affiliate relating to an Award shall be brought only in a state or federal court of competent jurisdiction sitting in Manhattan, New York.

18.   Effectiveness of the Plan

      The Plan shall be effective as of the Effective Date, subject to the approval of the shareholders of the Company.

REVOCABLE PROXY
CNE GROUP, INC.

PLEASE MARK VOTES
AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Revoking any such prior appointment, the undersigned hereby appoints George W. Benoit and David W. Dube, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Stockholders of CNE Group, Inc. (the "Company"), to be held at 200 West 57th Street, Suite 800, New York, New York 10019, on Thursday, December 18, 2003 at 10:00 a.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

                  With-    For All
         For      hold     Except

1. Election of Directors, to elect the
nominees listed below:

A. Two (2) Directors to serve a term of three (3) years.
Charles W. Currie and Michael J. Gutowski
B. Two (2) Directors to serve a term of two (2) years.
Joseph G. Anastasi and Larry M. Reid
C. Three (3) Directors to serve a term of one (1) year.
George W. Benoit, David W. Dube and Carol L. Gutowski

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

         For      Against  Abstain

2. To approve and adopt the 2003 Stock Incentive Plan, as amended.

3. Proposal to ratify the selection of independent public accountants.

Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares.
The Board of Directors recommends a vote FOR the election of the nominees and FOR Proposal 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED (1) FOR THE ELECTION OF THE DIRECTORS, (2) TO APPROVE AND ADOPT THE 2003 STOCK INCENTIVE PLAN, AS AMENDED, AND (3) FOR THE PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS (1), (2)

AND (3) ABOVE, AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
The stockholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.

Please be sure to sign and date
this Proxy in the box below.

         Date

Stockholder sign above

Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

CNE GROUP, INC.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY